SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2005, Powerwave Technologies, Inc. (the “Company”) issued a press release regarding financial results for its third quarter of fiscal 2005, ending October 2, 2005. At 5 pm Eastern Time, the Company held a conference call and simultaneous webcast in which Ronald Buschur, the Company’s Chief Executive Officer and Kevin T. Michaels, the Company’s Chief Financial Officer, made a presentation regarding the Company’s financial results for the Company’s third quarter of 2005, ending October 2, 2005. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated November 3, 2005.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is furnished as part of this report:

99.1 Transcript of the Company’s third quarter 2005 financial results conference call and simultaneous webcast held on November 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005		POWERWAVE TECHNOLOGIES, INC

	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of the Company’s third quarter 2005 financial results conference call and simultaneous webcast held on November 3, 2005.